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                                                                    EXHIBIT 32.2

                    PRINCIPAL FINANCIAL OFFICER CERTIFICATION

         In connection with the quarterly report on Form 10-Q of MCK Communications, Inc. (the "Company") for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Therese E. Violette, Corporate Controller of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

                                      /s/ Therese E. Violette
                                      -----------------------------------
                                      Therese E. Violette
                                      Corporate Controller
                                      (Principal Financial Officer)

Date: September 15, 2003